This is filed pursuant to Rule 497(e).
File Nos. 33-18647 and 811-5398.
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                      AllianceBernstein Variable Products Series Fund
                      -AllianceBernstein International Research Growth Portfolio
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Supplement dated May 10, 2007 to the Prospectus dated May 1, 2007 of the
AllianceBernstein(R) Variable Products Series Fund that offers Class A shares of AllianceBernstein International Research Growth Portfolio and to the Prospectus dated May 1, 2007 that offers Class B shares of AllianceBernstein International Research Growth Portfolio.

The following information supplements certain information in the Prospectuses under the heading "Management of the Portfolios - Portfolio Managers".

David Robinson replaces Thomas A. Schmitt as a research sector head with responsibility for the day-to-day management of AllianceBernstein International Research Growth Portfolio. Hiromitsu Agata, Isabel Buccellati, William Johnston, Michele Patri, Valli Srikanthapalan and Atsushi Yamamoto continue as research sector heads with responsibility for the day-to-day management of the Portfolio. Mr. Robinson is a Vice President of AllianceBernstein Australia Ltd. ("AB Australia") with which he has been associated in a substantially similar capacity to his current position since March 2003. Prior to joining AB Australia, he was an equities analyst for Credit Suisse First Boston since prior to 2002.


This Supplement should be read in conjunction with the Prospectus for the Fund.

You should retain this Supplement with your Prospectus for future reference.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.